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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   Sauer Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                                     36-3482074
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

            2800 East 13th Street
            Ames, Iowa                                          50010
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(Address of principal executive offices)                      (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /x/

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities Act registration statement file number to which this Form relates:
333-48299.

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to                         Name of each exchange on which
be so registered:                              each class is to be registered:

Common Stock                                   New York Stock Exchange
par value $.01 per share

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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Item 1.  Description of Registrant's Securities to Be Registered.
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         The description of the Registrant's Common Stock, par value $.01 per share, set forth under the heading "Description of Capital Stock" in the Registration Statement on Form S-1 (Registration No. 333-48299), as amended (the "Registration Statement"), filed by the Registrant with the Securities and Exchange Commission, is hereby incorporated by reference herein.


Item 2.  Exhibits.*
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         1.       Registration Statement, filed pursuant to the Securities Act of 1933 on March 20, 1998, as amended on April 23, 1998.

         2.       Restated Certificate of Incorporation of the Registrant.

         3.       Restated By-laws of the Registrant.

         4. Specimen Stock Certificate for Common Stock, par value $.01 per share.


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*        Pursuant to Instruction II to the Instructions as to Exhibits, these exhibits are not being included with the copy of this registration statement filed with the Securities and Exchange Commission.


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                Sauer Inc.



                                                By    /s/ Kenneth D. McCuskey
                                                    ----------------------------
                                                    Kenneth D. McCuskey
                                                    Treasurer and Secretary


Date: May 7, 1998